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                     WARBURG PINCUS SMALL COMPANY VALUE FUND
                           (Common and Advisor Shares)



     Supplement to the Prospectuses and Statement of Additional Information

The following information supersedes certain information in the prospectuses and statement of additional information of the Warburg Pincus Fund listed above in the section entitled "Management of the Fund(s) -- Portfolio Managers":

Kyle F. Frey is Portfolio Manager of the Warburg Pincus Small Company Value Fund, previously Associate Portfolio Manager and Research Analyst. George U. Wyper no longer serves as Portfolio Manager of the Fund effective March 6, 1998.

Dated: March 6, 1998                                              16-0398
                                                                  for
                                                                  WPUSS
                                                                  ADSCV